EATON VANCE CALIFORNIA MUNICIPAL INCOME FUND
Supplement to Prospectus dated February 1, 2011

1. As of the date of this supplement, Class B shares of the Fund are no longer offered.

2. The following replaces the Shareholder Fees, Annual Fund Operating Expenses and Example tables that appear in “Fees and Expenses of the Fund” under “Fund Summaries – California Municipal Income Fund”:

Shareholder Fees (fees paid directly from your investment)		Class A	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)		4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)		None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)		Class A	Class C	Class I

Management Fees		0.47%	0.47%	0.47%
Distribution and Service (12b-1) Fees		0.25%	1.00%	n/a
Interest Expense(1)	0.10%
Expenses Other than Interest Expense	0.18%
Other Expenses		0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses		1.00%	1.75%	0.75%

(1)	Interest Expense relates to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense. If Interest Expense was not included, Total Annual Fund Operating Expenses would have been 0.90% for Class A, 1.65% for Class C and 0.65% for Class I. See “Investment Objectives & Principal Policies and Risks” in this Prospectus for a description of residual interest bond transactions.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$572	$778	$1,001	$1,641	$572	$778	$1,001	$1,641
Class C shares	$278	$551	$949	$2,062	$178	$551	$949	$2,062
Class I shares	$77	$240	$417	$930	$77	$240	$417	$930

3. The following replaces “Performance under “Fund Summaries – California Municipal Income Fund”:

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2010, the highest quarterly total return for Class A was 12.29% for the quarter ended September 30, 2009, and the lowest quarterly return was –10.81% for the quarter ended December 31, 2008. For the 30 days ended September 30, 2010, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 41.86%) for Class A shares were 3.86% and 6.64%, respectively, for Class C shares were 3.31% and 5.69%, respectively, and for Class I shares were 4.31% and 7.41%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

Average Annual Total Return as of December 31, 2010	One Year	Five Years	Ten Years

Class A Return Before Taxes	–5.85%	0.28%	2.75%
Class A Return After Taxes on Distributions	–5.85%	0.21%	2.70%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	–2.21%	0.90%	3.02%
Class C Return Before Taxes	–2.93%	0.50%	2.65%
Class I Return Before Taxes	–1.00%	1.39%	3.32%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.38%	4.09%	4.83%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.32%	3.73%	5.13%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. The Class C performance shown above for the period prior to August 31, 2004 (commencement of operations) is the performance of Class A shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes) and the Class I performance shown above for the period prior to March 3, 2008 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for other expenses, returns would be different. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and Barclays Capital 20 Year Municipal Bond Index is Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

December 9, 2011	5508-12/11	TFC2/1PS